                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): APRIL 10, 2002


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-3175                               74-1828067
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                       ONE VALERO PLACE
                      SAN ANTONIO, TEXAS                                          78212
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (210) 370-2000

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ITEM 5. OTHER EVENTS.

         On April 10, 2002, Valero Energy Corporation (the "Company") entered into an underwriting agreement for the public offering of $300,000,000 aggregate principal amount of its 6 1/8% Notes due 2007, $750,000,000 aggregate principal amount of its 6 7/8% Notes due 2012 and $750,000,000 aggregate principal amount of its 7 1/2% Notes due 2032 (the "Notes"). The Notes are to be issued under an Indenture dated December 12, 1997 between the Company and The Bank of New York, as Trustee. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-84820, 333-84820-1 and 333-84820-2) of the Company, VEC Trust III and VEC
Trust IV. Closing of the issuance and sale of the Notes is scheduled for April 15, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

         1.1 Underwriting Agreement dated April 10, 2002 among the Company and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the several Underwriters.

         4.1 Officers' Certificate delivered pursuant to Sections 102, 301 and 303 of the Indenture dated as of April 15, 2002, providing for the issuance of the Company's 6 1/8% Notes due 2007, 6 7/8% Notes due 2012 and 7 1/2% Notes due 2032.

         4.2   Form of Notes (included in Exhibit 4.1 above).

         5.1   Opinion of Jay D. Browning, Esq.

















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VALERO ENERGY CORPORATION




Date: April 15, 2002                     By: /s/ Jay D. Browning
                                            ------------------------------------
                                             Jay D. Browning
                                             Vice President and Secretary











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                                  EXHIBIT INDEX

      Number   Exhibit
      ------   -------

        1.1 Underwriting Agreement dated April 10, 2002 among the Company and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities Inc., as representatives of the several Underwriters.

        4.1 Officers' Certificate delivered pursuant to Sections 102, 301 and 303 of the Indenture dated as of April 15, 2002, providing for the issuance of the Company's 6 1/8% Notes due 2007, 6 7/8% Notes due 2012 and 7 1/2% Notes due 2032.

        4.2    Form of Notes (included in Exhibit 4.1 above).

        5.1    Opinion of Jay D. Browning, Esq.











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